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                                                                Exhibit (10)(a)

                                 Consent of Accountants

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INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 10 to Registration Statement No. 33-35445 on form N-4 of our report dated March 1, 1996 related to the financial statements of Allstate Life of New York Variable Annuity Account II and our report dated March 1, 1996 related to the financial statements and financial statement schedules of Allstate Life Insurance Company of New York contained in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Life of New York Variable Annuity Account II of Allstate Life Insurance Company of New York) which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.

/s/ Deloitte & Touche LLP

Chicago, Illinois

December 27, 1996